Exhibit 10.27

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (this “Agreement”) is entered into as of March  , 2014, by and between Phibro Animal Health Corporation, a Delaware corporation, as the surviving entity (the “Surviving Company”) and Phibro Animal Health Corporation, a New York corporation (the “Merging Company”).

WHEREAS, the Merging Company is a corporation duly organized and existing under the laws of the State of New York in which 70.1% and 29.9% of its issued and outstanding shares of common stock, par value $0.0001, representing all of the outstanding shares of the Merging Company’s capital stock (the “Merging Company Stock”), are held by BFI Co., LLC, a Delaware limited liability company (“BFI”) and Mayflower Limited Partnership, a limited partnership registered in Jersey, Channel Islands (registered no. LP282), respectively;

WHEREAS, the Surviving Company is a corporation duly organized and existing under the laws of the State of Delaware in which 100% of its issued and outstanding shares of common stock, par value $0.01 (the “Surviving Company Stock”) is held by the Merging Company, representing all of the outstanding shares of the Surviving Company’s capital stock;

WHEREAS, the Board of Directors of the Merging Company have determined that it is advisable and in the best interest of the Merging Company and its shareholders that the Merging Company merge with and into the Surviving Company, with the Surviving Company being the surviving entity (the “Merger”), and have approved and adopted this Agreement and the Merger on the terms and subject to the conditions set forth herein and applicable law; and

WHEREAS, the Board of Directors of the Surviving Company has determined that this Agreement and the transactions contemplated hereby, including the Merger, are advisable and in the best interests of the Surviving Company and its sole stockholder and has approved this Agreement and the transactions contemplated hereby, including the Merger, on the terms and subject to the conditions set forth herein in accordance with the applicable provisions of the laws of the State of Delaware.

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.           The Merger.   After satisfaction or, to the extent permitted hereunder, waiver of all conditions to the Merger, and subject to applicable provisions of the General Corporation Law of the State of Delaware (the “DGCL”), and the New York Business Corporation Law, at the Effective Time (as defined below), the Merging Company shall be merged with and into the Surviving Company and thereupon the separate existence of the Merging Company shall cease, and the Surviving Company, as the surviving entity, shall continue to exist under and be governed by the DGCL.

2.           Filing.   After satisfaction or, to the extent permitted hereunder, waiver of all conditions to the Merger, the Surviving Company shall execute and file, or cause to be executed and filed, a Certificate of Merger with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) in accordance with the provisions of the DGCL (the “Delaware

Certificate of Merger”), and the Merging Company and the Surviving Company, as applicable, shall execute and file, or cause to be executed and filed, a Certificate of Merger with the Department of State, Corporations Division of the State of New York in accordance with the laws of the State of New York, and each of the Surviving Company and the Merging Company shall make (or cause to be made) all other filings or recordings required by the laws of the State of Delaware and New York in connection with the Merger.

3.           Effective Date of Merger.     The Merger shall become effective immediately upon filing of the Delaware Certificate of Merger with the Delaware Secretary of State or at such later date and time as may be agreed by the parties and provided for in the Delaware Certificate of Merger (the “Effective Time”).

4.           Conditions to the Merger.   The respective obligation of each party to effect the Merger is subject to the satisfaction or waiver (except as provided in this Agreement) of the following conditions:

(a)     This Agreement, and the Merger contemplated hereby, shall have been adopted by the sole stockholder of the Surviving Company, in accordance with the requirements of the DGCL and the Certificate of Incorporation and Bylaws of the Surviving Company;

(b)    This Agreement, and the Merger contemplated hereby, shall have been adopted by the requisite vote of the shareholders of the Merging Company in accordance with the requirements of New York law and the Certificate of Incorporation and Bylaws of the Merging Company.

5.           Governing Documents.  At the Effective Time, by virtue of the Merger and without any further action on the part of the Surviving Company or the sole stockholder of the Surviving Company, the Certificate of Incorporation and the Bylaws of the Surviving Company shall be amended and restated to read in their entirety in the form attached hereto as Exhibit A and Exhibit B, respectively, and as so amended and restated shall be the certificate of incorporation and bylaws of the Company, until thereafter amended and/or restated in accordance with their terms and the DGCL.

6.           Board of Directors and Officers.   The persons who are members of the board of directors of the Merging Company and the officers of the Merging Company, in each case immediately prior to the Effective Time, shall, from and after the Effective Time, continue as members of the board of directors of the Surviving Company and as officers of the Surviving Company.

7.           Outstanding Shares.   As to each of the Surviving Company and the Merging Company, the designation and number of outstanding shares of each class and series, the specification of the classes and series entitled to vote on the Merger, and the specification of each class and series entitled to vote as a class on the Merger, is as follows:

2

The Merging Company

Designation of each outstanding class and series of shares	Number of outstanding shares of each class	Designation of class and series entitled to vote	Classes and series entities to vote as a class
Common	68,910,000	Common	Common

The Surviving Company

Designation of each outstanding class and series of shares	Number of outstanding shares of each class	Designation of class and series entitled to vote	Classes and series entities to vote as a class
Common	68,910,000	Common	Common

8.           Conversion of Shares of the Merging Company and Surviving Company.   At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each share of Merging Company Stock issued and outstanding immediately prior to the Effective Time shall be automatically converted into one (1) share of Surviving Company Stock; and all of the shares of the Surviving Company Stock issued and outstanding immediately prior to the Effective Time shall be cancelled and no consideration shall be issued in respect thereof. Each certificate that, immediately prior to the Effective Time, represented shares of the Merging Company Stock shall, from and after the Effective Time, be deemed to represent an equivalent number of shares of Surviving Company Stock.

9.           Assumption of Outstanding Options.    At the Effective Time, each unexercised option, awarded under the Merging Company’s 2008 Incentive Plan (the “2008 Plan”), to acquire shares of Merging Company Stock which is outstanding immediately prior to the Effective Time (whether or not then vested or exercisable) (an “Option”) shall be assumed by the Surviving Company as an option to acquire the same number of shares of Surviving Company Stock, subject to the same terms and conditions and at an exercise price per share equal to the exercise price per share applicable to any such Option of the Merging Company at the Effective Time. Except as otherwise expressly modified by this Agreement, all other provisions which govern the exercise, the termination or the other terms and conditions of the Option shall remain the same as set forth in the 2008 Plan as modified by the relevant option grant agreement(s) (each an “Option Agreement”), and the provisions of the 2008 Plan as modified by the relevant Option Agreement(s) will govern and control the right to exercise the Option in respect of shares of Surviving Company Stock, except that no Option may be “early exercised” (i.e., an assumed Option(s) may be exercised for shares of the Surviving Company Stock only to the extent vested at the time of exercise pursuant to the applicable vesting schedule).

10.         Assumption of Outstanding BFI Warrants.   At the Effective Time, each unexercised warrant, issued under the Common Stock Purchase Warrant, dated as of January 29, 2009, by and between the Merging Company and BFI (the “Warrant Agreement”), to acquire

3

shares of the Merging Company Stock, which is outstanding immediately prior to the Effective Time (whether or not then vested or exercisable) (a “Warrant”) shall be assumed by the Surviving Company as a warrant to acquire the same number of shares of Surviving Company Stock, subject to the same terms and conditions and at an exercise price per share equal to the exercise price per share applicable to such Warrant at the Effective Time. Except as otherwise expressly modified by this Agreement, all other provisions which govern either the exercise, the termination or the other terms and conditions of the Warrant shall remain the same as set forth in the Warrant Agreement, and the provisions of the Warrant Agreement will govern and control the right to exercise the Warrant in respect of shares of Surviving Company Stock, except that no Warrant may be “early exercised” (i.e., an assumed Warrant(s) may be exercised for shares of the Surviving Company Stock only to the extent vested at the time of exercise pursuant to the applicable vesting schedule).

11.         Adjustments. Without limiting the other provisions of this Agreement and other than as contemplated by this Agreement, if at any time during the period between the date of this Agreement and the Effective Time, any change in the number of outstanding shares of the Merging Company Stock shall occur as a result of a reclassification, recapitalization, stock split (including a reverse stock split), or combination, exchange or readjustment of shares, or any stock dividend or stock distribution with a record date during such period, then the Warrant(s) and the Option(s) shall be equitably adjusted to reflect such change and such adjustment shall provide the holders of Warrant(s) and the Option(s) the same economic effect contemplated by this Agreement prior to such action.

12.         Representations and Warranties. The Surviving Company and the Merging Company each hereby represent and warrant to the other as follows:

(a)	As to the Surviving Company:

(i) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all the requisite power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted;

(ii) it is duly qualified to do business, and is in good standing, in each jurisdiction where the character of its properties or the nature of its activities make such qualification necessary;

(iii) it is not in violation of any provisions of its Certificate of Incorporation or Bylaws; and

(iv) it has full corporate power and authority to execute and deliver this Agreement and, assuming the adoption of this Agreement by the sole stockholder of the Surviving Company in accordance with the DGCL and the Certificate of Incorporation and Bylaws of the Surviving Company, to consummate the Merger and the other transactions contemplated by this Agreement.

4

(b)	As to the Merging Company:

(i) it is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, and has all the requisite power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted;

(ii) it is duly qualified to do business, and is in good standing, in each jurisdiction where the character of its properties or the nature of its activities make such qualification necessary;

(iii) it is not in violation of any provisions of its Certificate of Incorporation or Bylaws;

(iv) it has full corporate power and authority to execute and deliver this Agreement and, assuming the adoption of this Agreement by the shareholders of the Merging Company in accordance with the laws of the State of New York and the Certificate of Incorporation and Bylaws of the Merging Company, to consummate the Merger and the other transactions contemplated by this Agreement; and

(v) the only capital stock of the Merging Company issued and outstanding as of the date hereof is the Merging Company Stock described herein.

13.         Effect of Merger.    From and after the Effective Time, the separate existence of the Merging Company shall cease and the Surviving Company shall possess all the rights, privileges, powers and franchises as well of a public as of a private nature, and be subject to all the restrictions, disabilities and duties of each of the Surviving Company and the Merging Company; and all and singular, the rights, privileges, powers and franchises of each of the Surviving Company and the Merging Company, and all property, real, personal and mixed, and all debts due to any of the Surviving Company or the Merging Company on whatever account, as well for stock subscriptions as all other things in action or belonging to each of the Surviving Company and the Merging Company shall be vested in the Surviving Company; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Company as they were of the Surviving Company and Merging Company, and the title to any real estate vested by deed or otherwise, under the laws of the State of Delaware, in any of the Surviving Company or the Merging Company, shall not revert or be in any way impaired; but all rights of creditors and all liens upon any property of any of the Surviving Company or the Merging Company shall be preserved unimpaired, and all debts, liabilities and duties of the Surviving Company or the Merging Company shall thenceforth attach to the Surviving Company, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

14.         Further Assurances.   If, at any time after the Effective Time, the Surviving Company shall consider or be advised that any further assignment, conveyance or assurance in law or any other acts are necessary or desirable to (i) vest, perfect or confirm in the Surviving Company its right, title or interest in, to or under any of the rights, properties or assets of the Merging Company acquired or to be acquired by the Surviving Company as a result of, or in connection with, the Merger,

5

or (ii) otherwise carry out the purposes of this Agreement, the Merging Company and its proper officers shall be deemed to have granted to the Surviving Company an irrevocable power of attorney to execute and deliver all such proper deeds, assignments and assurances in law and to do all acts necessary or proper to vest, perfect or confirm title to and possession of such rights, properties or assets in the Surviving Company and otherwise carry out the purposes of this Agreement; and the officers and directors of the Surviving Company are fully authorized in the name of the Merging Company or otherwise to take any and all such action.

15.         Termination.  At any time prior to the Effective Time, this Agreement may be terminated and the Merger abandoned for any reason whatsoever by the Board of Directors of the Surviving Company or the Board of Directors of the Merging Company, notwithstanding the adoption of this Agreement by the stockholders of the Surviving Company or the shareholders of the Merging Company.

16.         Amendment.  At any time prior to the Effective Time, this Agreement may be amended, modified or supplemented by the Board of Directors of the Surviving Company and the Board of Directors of the Merging Company, whether before or after the adoption of this Agreement by the stockholders of the Surviving Company or by the shareholders of the Merging Company; provided, however, that after any such adoption, there shall not be made any amendment that by law requires the further approval of such stockholders of the Surviving Company or of the Merging Company without such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Surviving Company and the Merging Company.

17.         Assignment; Third Party Beneficiaries.   Neither this Agreement, nor any right, interest or obligation hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement is not intended to confer any rights or benefits upon any person other than the parties hereto.

18.         Governing Law.  This Agreement shall in all respects be interpreted by, and construed, interpreted and enforced in accordance with and pursuant to the laws of the State of Delaware.

19.         Entire Agreement.  This Agreement and the documents referred to herein are intended by the parties as a final expression of their agreement with respect to the subject matter hereof, and are intended as a complete and exclusive statement of the terms and conditions of that agreement, and there are no other agreements or understandings, written or oral, among the parties, relating to the subject matter hereof. This Agreement supersedes all prior agreements and understandings, written or oral, among the parties with respect to the subject matter hereof.

20.         Counterparts.  This Agreement may be signed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one agreement.

*        *        *        *        *

6

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

Phibro Animal Health Corporation, a New York corporation

By:
Name:
Title

Phibro Animal Health Corporation, a Delaware corporation

By:
Name:
Title

[Signature Page to Agreement and Plan of Merger]